Supplement Dated August 22, 2014
To The Statement of Additional Information
Dated April 28, 2014

JNL® Strategic Income Fund

On page 39, in the section entitled, "Managers and Officers of the JNL Strategic Income Fund," please delete the current officer information for William Harding in its entirety and replace with the following:

Name, Address and (Age)	Position(s) Held with the JNL Strategic Fund (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Manager
William Harding (40) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Senior Vice President and Chief Investment Officer of the Adviser (07/2014 to present); Vice President of the Adviser (10/2012 to 06/2014); Vice President of Curian Capital, LLC (2/2013 to present); Vice President of other Investment Companies advised by the Adviser (11/2012 to present); Vice President of other Investment Companies advised by Curian Capital, LLC (05/2014 to present); Head of Manager Research, Morningstar Associates (08/2011 to 10/2012); Director of Research, Morningstar Investment Services (01/2007 to 08/2011)

This Supplement is dated August 22, 2014.